BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: April 24, 2020 09:56 AM Pacific Time

Incorporation Number: **C0867178**

Recognition Date and Time: Continued into British Columbia on November 25, 2009 03:15 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

EDESA BIOTECH, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

Delivery Address:
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

Delivery Address:
2900 - 550 BURRARD STREET
VANCOUVER BC V6C 0A3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
van der Velden, Peter

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:
MacDonald, Sean

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:
OAKES, FRANK R.

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:
Pay, Paul William

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:
Johnson, Lorin K.

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:
Nijhawan, Pardeep

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:
Sistilli, Carlo

Mailing Address:	**Delivery Address:**
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 27, 2018
April 17, 2020

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached
1.	250	Series A-1 Convertible Preferred	Special Rights or Restrictions are attached